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                                                                    EXHIBIT 23.1
                                                                    ------------


                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Registration Statement of Berkshire Hathaway Inc. and NBH, Inc. on Form S-8 of our reports dated March 6, 1998, appearing in the Annual Report on Form 10-K of Berkshire Hathaway Inc. for the year ended December 31, 1997.



DELOITTE & TOUCHE LLP

Omaha, Nebraska
August 25, 1998